UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 5, 2011 (March 31, 2011)

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

Not Applicable

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 5, 2011, Ferrellgas Partners, L.P. (“Ferrellgas”) issued a press release announcing the closing of the over-allotment option of 660,000 common units representing limited partner interests in Ferrellgas (the “Common Units”).  A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1.

On April 5, 2011, Ferrellgas closed the over-allotment option of 660,000 Common Units under its Registration Statement on Form S-3 (Registration No. 333-157760). A legal opinion related to the Common Units is filed herewith as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

5.1	Opinion of McGuireWoods LLP.

99.1	Press Release dated April 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

April 5, 2011	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer

Ferrellgas Partners Finance Corp.

April 5, 2011	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Sole Director

Ferrellgas, L.P.

April 5, 2011	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer

Ferrellgas Finance Corp.

April 5, 2011	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Sole Director

Exhibit Index

Exhibit	Description
5.1	Opinion of McGuireWoods LLP

99.1	Press Release dated April 5, 2011